                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 30, 2007

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                    Morgan Stanley Capital I Trust 2007-TOP27

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                         (Exact name of issuing entity)

                          Morgan Stanley Capital I Inc.

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            (Exact name of the depositor as specified in its charter)

                      Bear Stearns Commercial Mortgage, Inc.,

                   Morgan Stanley Mortgage Capital Holdings LLC,

                      Wells Fargo Bank, National Association,

                        Principal Commercial Funding II, LLC

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             (Exact name of sponsors as specified in their charters)

 Applied for, but

 not yet received

        Delaware                   333-143623-01               by the IRS

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(State or other jurisdiction      (Commission File Number    (IRS Employer

of incorporation of depositor)    of issuing entity)         Identification

                                                            No. of depositor)

    1585 Broadway, 2nd Floor        New York, New York                  10036

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(Address of principal executive offices of depositor) (Zip Code of depositor)

Depositor's telephone number, including area code      (212) 761 - 4000

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                                 Not Applicable

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

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      On July 30, 2007, Morgan Stanley Capital I Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, National Association, as master servicer, Centerline Servicing Inc., as special servicer, LaSalle Bank National Association, as trustee and custodian and Wells Fargo Bank, National Association, as paying agent, certificate registrar and authenticating agent of Morgan Stanley Capital I Trust 2007-TOP27, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP27 (the "Certificates"). The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $2,350,578,000, were sold to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of July 19, 2007, by and among the Company and the Underwriters.

      On July 30, 2007, the Class A-MFL, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class AW34 and Class X Certificates (collectively, the "Privately Purchased Certificates") were sold to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (collectively, the "Initial Purchasers"), pursuant to a Certificate Purchase Agreement, dated as of July 19, 2007, by and between the Depositor and the Initial Purchasers. On July 19, 2007, the Class R-I, Class R-II and Class R-III (collectively, the "Privately Placed Certificates" and together with the Purchased Certificates, the "Private Certificates") were sold to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Bear Stearns Commercial Mortgage Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wells Fargo, National Association and Principal Commercial Funding II, LLC.

      In connection with the issuance and sale to the Underwriters of the

Certificates, a legal opinion was rendered related to the validity of the Certificates, and a separate legal opinion was rendered related to certain federal income tax considerations relating to the Certificates, which legal opinions are attached as exhibits to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

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(c)   Exhibits

Exhibit 5(i)   Legality Opinion of Latham & Watkins LLP, dated as of

               July 30, 2007.

Exhibit 8      Tax Opinion of Latham & Watkins LLP, dated as of

               July 30, 2007.

Exhibit 23(i)  Consent of Latham & Watkins LLP (included as part of

               Exhibit 5(i)).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2007                         MORGAN STANLEY CAPITAL I INC.

                                              By: /s/ Anthony J. Sfarra

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                                              Name:  Anthony J. Sfarra

                                              Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of

Regulation S-K                                                  Paper (P) or

Exhibit No.               Description                           Electronic(E)

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5(i)                      Legality Opinion of                         (E)

                          Latham & Watkins LLP, dated

                          as of July 30, 2007.

8                         Tax Opinion of Latham                       (E)

                          & Watkins LLP, dated as of

                          July 30, 2007.

23(i)                     Consent of Latham                           (E)

                          & Watkins LLP(included as

                          part of Exhibit 5(i)).